Exhibit 10.16

EIGHTH AMENDMENT TO THE LOAN AND SECURITY AGREEMENT

THIS EIGHTH AMENDMENT TO THE LOAN AND SECURITY AGREEMENT (the “Amendment”) is made effective as of the 7th day of October, 2008, by and among J.B. POINDEXTER & CO., INC., a Delaware corporation, with its principal office at  600 Travis Street, Suite 200, Houston, Texas 77002 (“Poindexter”), MORGAN TRUCK BODY, LLC, a Delaware limited liability company (“Morgan LLC”), TRUCK ACCESSORIES GROUP, LLC, a Delaware limited liability company (“TAG LLC”), MIC GROUP, LLC, a Delaware limited liability company (“MIC LLC”), MORGAN OLSON, LLC, a Delaware limited liability company (MO LLC”), EFP, LLC, a Delaware limited liability company (“EFP LLC”), FEDERAL COACH, LLC, a Delaware limited liability company (“Federal Coach”) and RICHARD’S MANUFACTURING COMPANY, an Oklahoma corporation (“RMC”) (Poindexter, Morgan LLC, TAG LLC, MIC LLC, MO LLC,EFP LLC, Federal Coach and RMC are collectively referred to as “Borrowers”), the other Loan Parties signatory hereto, LaSalle Bank National Association, a national banking association, with its office at 135 South LaSalle Street, Suite 425, Chicago, Illinois 60603, for itself, as a Lender (as hereinafter defined), and as Agent for the Lenders, and all other Lenders that are now or hereafter parties to the Loan Agreement (as hereinafter defined).

PRELIMINARY STATEMENTS

(A)                              Loan Parties, Agent and Lenders executed a certain Loan and Security Agreement dated March 15, 2004 (as amended, restated, extended or otherwise modified from time to time, the “Loan Agreement”) and various “Other Agreements” as defined therein, in connection with certain loan facilities.

(B)                                Borrower has requested and Lender has agreed to amend the Loan Agreement on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing and such other consideration as the parties mutually agree, the parties hereto agree as follows:

AGREEMENT

1.                                       Preliminary Statements.  The preliminary statements set forth above are accurate, represent the intent of the parties hereto and are incorporated herein by reference.  Unless otherwise defined in this Amendment, capitalized terms used herein will have the same meaning in this Amendment as set forth in the Loan Agreement.

2.                                       Specific Amendments to Loan Agreement.  Loan Parties, Agent and Lenders hereby agree that the Loan Agreement is hereby amended and modified as follows:

A.                                   New Definitions.  The following definitions are hereby added to Section 1 of the Loan Agreement in alphabetical order:

““Dominion Account” shall have the meaning specified in subsection 8(a) hereof.

“Systems Day One” shall mean the date upon which Agent’s system of record for loans and deposits shall convert to the system of record for loans and deposits used by Bank of America, N.A.”

B.                                     Removed Definition.  The defined term “Blocked Account” set forth in Section 1 of the Loan Agreement is hereby deleted in its entirety.

C.                                     Collections.  Subsection 8(a) of the Loan Agreement is hereby amended and restated in its entirety as follows:

“(a)                            Within thirty (30) days after the Closing Date, each Borrower shall establish one or more account (the “Dominion Account”) in Agent’s name with a financial institution acceptable to Agent, into which all payments received by Borrower and its Respective Loan Parties shall be deposited, and into which Borrower and its Respective Loan Parties will immediately deposit all payments received by Borrower on Accounts in the identical form in which such payments were received, whether by cash or check; provided that on or prior to Systems Day One, at the request of Agent, the Dominion Account shall be changed to Borrower’s name for the benefit of Agent.  At the option of the Loan Parties, Account Debtors of the Loan Parties may remit payments on the Accounts directly to a post office box (the “Lock Box”) designated by, and under the exclusive control of, Agent, at LaSalle or at a financial institution acceptable to Agent at which a corresponding Dominion Account has been established under an arrangement acceptable to Agent into which all payments received in such Lock Box shall be deposited.  If a Loan Party, any Affiliate or Subsidiary, any shareholder, officer, director, employee or agent of Loan Party or any Affiliate or Subsidiary, or any other Person acting for or in concert with a Loan Party shall receive any monies, checks, notes, drafts or other payments relating to or as Proceeds of Accounts or other Collateral, such Loan Party and each such Person shall receive all such items in trust for, and as the sole and exclusive property of, Agent and, immediately upon receipt thereof, shall remit the same (or cause the same to be remitted) in kind to a Dominion Account.  The financial institution with which the Dominion Account is established shall acknowledge and agree, in a manner satisfactory to Agent, that the amounts on deposit in such Dominion Account (and Lock Box if applicable) are the sole and exclusive property of Agent, that such financial institution will follow the instructions of Agent with respect to disposition of funds in the Dominion Account (and Lock Box if applicable) without further consent from such Loan Party, that such financial institution has no right to setoff (or only a subordinated right of setoff) against the such Dominion Account (or Lock Box if applicable) or against any other account maintained by such financial institution into which the contents of the such Dominion Account (or Lock Box if applicable) are transferred, and that such financial institution shall wire, or otherwise transfer in immediately available funds to Agent in a manner satisfactory to Agent, funds deposited in the Dominion Account on a daily basis as such funds are collected.  At all times when no Funds Control Event Period is in effect, Agent shall remit all funds received by Agent from the Dominion Accounts into the account of the Borrower Representative maintained at LaSalle.  In addition to the Dominion Accounts, Loan Parties may also establish accounts at financial institutions acceptable to Agent subject to control agreements in favor of Agent (each a “Pledged Account”).  Loan Parties (other than Canadian Loan Party) shall cause all proceeds of Accounts and other Collateral to be remitted to a Dominion Account and shall not deposit such proceeds in any other account.  The Canadian Loan Party, however, shall cause all proceeds of Accounts and other Collateral to be remitted to a Pledged Account.  Within thirty (30) days after the Closing Date, each Loan Party shall cause all accounts of such Loan Party, other than Dominion Accounts established at LaSalle, to be subject to control agreements in favor of and on terms and conditions reasonably acceptable to the Agent.  At all times during a Funds Control Event Period (as defined below), the Agent shall be entitled to send a notice to the financial institutions holding such Pledged Accounts to assume exclusive control over such Pledged Accounts and cause all proceeds of such Pledged Accounts to be remitted to a Dominion Account or another account of Agent (provided, that Agent hereby agrees to send such notice only during a Funds Control Event Period).  Each financial institution with which any Pledged Account is established shall acknowledge and agree, in a manner satisfactory to Agent, that such financial institution will follow the instructions of Agent after receipt by such financial institution of a notice to that effect sent by Agent with respect to disposition of funds in the Pledged Account without further consent from such Loan Party, that except as set forth in such control agreement with Agent, such financial institution has no right to setoff against the Pledged Account, and that such financial institution shall wire, or otherwise transfer in immediately available funds in a manner satisfactory to Agent, funds deposited in the Pledged Account when so directed by a Loan Party or, after receipt at the aforementioned notice, the Agent.  Each Loan Party agrees that all payments made to any such Dominion Account or otherwise received by Agent at any time a Funds Control Event Period is in effect, whether in respect of the Accounts or as Proceeds of other Collateral or otherwise, will be applied on account of the Liabilities in accordance with the terms of this Agreement; provided, that so long as no Event of Default has occurred and remains continuing, payments received by Agent shall not be applied to the unmatured portion of the LIBOR Rate Loans, but shall be held in a cash collateral account maintained by Agent, until the earlier of (i) the last Business Day of the Interest Period applicable to such LIBOR Rate Loan and (ii) the occurrence of an Event of Default; provided further, that so long as no Event of Default has occurred and remains continuing, the immediately available funds in such cash collateral account may be disbursed, at a Borrower’s discretion, to such Borrower so long as after giving effect to such disbursement, such Borrower’s availability under subsection 2(a) hereof at such time, equals or exceeds the outstanding Revolving Loans at such time.

Notwithstanding the foregoing, Agent hereby agrees not to exercise its sole and exclusive control with respect to the Pledge Accounts set forth in this subsection so long as (x) Excess Availability exceeds $20,000,000 and (y) no Event of Default has occurred and remains continuing (the failure to meet (x) or (y) a “Funds Control Event”); provided, that once a Funds Control Event has occurred, it shall remain in effect until Agent has determined that (i) Excess Availability has exceeded $20,000,000 for a period of one (1) calendar month and (ii) no Event of Default has occurred and is continuing during such calendar month.  As used herein “Funds Control Event Period” shall mean any period while a Funds Control Event has occurred and is continuing.  Prior to a Funds

Control Event, the Loan Parties shall have access to and may make withdrawals from the Pledged Accounts and other operating accounts of Loan Parties at LaSalle (the “LaSalle Accounts”); provided, that during a Funds Control Event Period, Agent, may in its sole discretion, without any prior notice to Borrowers or any other Loan Party, assume exclusive dominion and control over each Pledged Account and LaSalle Account, and without limiting any of Agent’s or any Lender’s other rights and remedies, apply the same to the payment and/or cash collateralization of the Liabilities in accordance with the terms of this Agreement and the Other Agreements.  Each Loan Party agrees to pay all customary fees, costs and expenses in connection with opening and maintaining each Dominion Account, related Lock Box, Pledged Account and LaSalle Account.  All of such fees, costs and expenses if not paid by a Loan Party, may be paid by Agent and in such event all amounts paid by Agent shall constitute Liabilities hereunder, shall be payable to Agent by each Borrower upon demand, and, until paid, shall bear interest at the highest rate then applicable to Loans hereunder.  All checks, drafts, instruments and other items of payment or Proceeds of Collateral shall be endorsed by the applicable Loan Party to Agent, and, if that endorsement of any such item shall not be made for any reason, Agent is hereby irrevocably authorized to endorse the same on such Loan Party’s behalf.  For the purpose of this section, each Loan Party irrevocably hereby makes, constitutes and appoints Agent (and all Persons designated by Agent for that purpose) as such Loan Party’s true and lawful attorney and agent-in-fact (i) to endorse such Loan Party’s name upon said items of payment and/or Proceeds of Collateral and upon any Chattel Paper, Document, Instrument, invoice or similar document or agreement relating to any Account of such Loan Party or Goods pertaining thereto; (ii) during a Funds Control Event Period, to take control in any manner of any item of payment or Proceeds thereof (unless authority is provided to Agent in any Other Agreement governing such Lock Box or deposit account) and (iii) during a Funds Control Event Period, to have access to any Lock Box or postal box into which any of such Loan Party’s mail is deposited, and open and process all mail addressed to such Loan Party and deposited therein (unless authority is provided to Agent in any Other Agreement governing such Lock Box or deposit account).

D.                                    Application of Payments.  Subsection 8(c) of the Loan Agreement is hereby amended to add the following at the end of such subsection:

“Notwithstanding the foregoing, on the first day of the month during which Systems Day One occurs, for purposes of determining the amount of Loans available for borrowing purposes, the ledger balance in the main Dominion Account as of the end of a Business Day shall be applied to the Liabilities at the beginning of the next Business Day. However, solely for purposes of computing interest hereunder, and in addition to Lender’s standard fees and charges relating to the Dominion Account, any application by Lender of such balance to the Liabilities shall be deemed to be made one (1) Business Day(s) after application to the Liabilities as set forth in the preceding sentence.  If, as a result of such application, a credit balance exists, the balance shall not accrue interest in favor of such Loan Party and shall be made available to Loan Party as long as no Event of Default exists.  Each Loan Party irrevocably waives the right to direct the application of any payments or Collateral proceeds, and agrees that Lender shall have the continuing, exclusive right to apply and reapply same against the Liabilities, in such manner as Lender deems advisable, notwithstanding any entry by Lender in its records.”

3.                                       Cross Default and Cross Collateralization.  A default in the payment or performance of Borrower’s obligations under this Amendment will constitute an Event of Default under the Loan Agreement and in such event Lender will be entitled to exercise any and all remedies available hereunder.  Borrower and Lender further agree that the Other Agreements securing the Loan Agreement are hereby modified so that each Other Agreement will hereafter secure the Loan Agreement.

4.                                       Ratification.  The parties hereto ratify and reaffirm that all terms, conditions and provisions of the Loan Agreement, and the Other Agreements remain in full force and effect except to the extent expressly modified by the terms of this Amendment.

5.                                       Releases.  As a material part of the consideration for Lender entering into this Amendment and in order to induce Lender to further modify the Loan Agreement and Other Agreements and to extend credit to Borrower, Borrower hereby releases and forever discharges Lender and Lender’s directors, officers, employees, agents, attorneys, affiliates, subsidiaries, successors and assigns from any and all liabilities, obligations, actions, contracts, claims, causes of action, damages, demands, costs and expenses whatsoever (collectively “Claims”), of every kind and nature, however evidenced or created, whether known or unknown, arising prior to or on the date of this Amendment including, but not limited to, any Claims involving the extension of credit under or administration of the Loan Agreement or Other Agreements, as each may be amended, the indebtedness incurred by Borrower or any other transactions evidenced by this Amendment or Other Agreements.

6.                                       Renewal.  To the extent that any payment or payments made to Lender under this Amendment, the Loan Agreement or any of the Other Agreements, as each may be amended, are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, to Borrower, whether directly or indirectly as a debtor-in-possession, or to a receiver or any other party under any bankruptcy law, or other state or federal law, then the portion of the indebtedness of Borrower intended to have been satisfied by such payment or payments will be revived and will continue in full force and  effect as if such payment or payments had never been received by Lender.

7.                                       Representations and Warranties.  Borrower represents and warrants to Lender as follows:

(A)                              All of the representations and warranties of Borrower in the Loan Agreement and all of the Other Agreements, as each may be amended, are true and correct as of the date hereof;

(B)                                Except as otherwise specifically stated herein, no Event of Default has occurred or will occur as a result of the execution, delivery, and performance of this Amendment; and

(C)                                This Amendment has been duly authorized, executed and delivered and is a legally valid, binding, joint and several obligation of Borrower and is enforceable against Borrower in accordance with its terms.

8.                                       Miscellaneous.

(A)                              In the event of a conflict between or among the terms, covenants, conditions or provisions of this Amendment, the Loan Agreement, or any Other Agreement, as each may be amended, Lender may elect to enforce from time to time those provisions that would afford Lender the maximum financial benefits and security for the Liabilities (as defined in the Loan Agreement) and/or provide Lender the maximum assurance of payment of the Liabilities in full.

(B)                                No inference in favor of, or against, any party will be drawn from the fact that such party has drafted any portion of this Amendment, the Loan Agreement or any Other Agreement, as each may be amended.

(C)                                Borrower hereby agrees that it will immediately pay Lender all costs, expenses or reasonable attorneys fees Lender incurs in the preparation, negotiation, execution and enforcement of this Amendment.

(D)                               This Amendment may be executed in any number of counterparts, each of which will be deemed to be an original but all of which taken together will constitute one and the same agreement.

(E)                                 This Amendment will be governed by and construed under the laws of the State of Illinois.

(F)                                 This Amendment will be binding upon and will inure to the benefit of the parties hereto and to their respective successors and assigns.

9.                                       WAIVER OF JURY TRIAL. LENDER AND BORROWER WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS AMENDMENT.  THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY BORROWER AND BORROWER ACKNOWLEDGES THAT NEITHER LENDER NOR ANY PERSON ACTING ON BEHALF OF LENDER HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT.  BORROWER FURTHER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED (OR HAS THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS AMENDMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.  BORROWER FURTHER ACKNOWLEDGES THAT IT HAS READ AND UNDERSTAND THE MEANING AND RAMIFICATIONS OF THIS WAIVER PROVISION.

IN WITNESS WHEREOF, Borrower and Lender have caused this Amendment to be executed by an officer duly authorized to so execute and bind said parties effective as of the day and year first written above.

BORROWERS:

J.B. POINDEXTER & CO., INC.,	MORGAN TRUCK BODY, LLC,
a Delaware corporation	a Delaware limited liability company

By:	By:
Print Name:	Print Name:
Title:	Title:

TRUCK ACCESSORIES GROUP, LLC,	MIC GROUP, LLC,
a Delaware limited liability company	a Delaware limited liability company

By:	By:
Print Name:	Print Name:
Title:	Title:

MORGAN OLSON, LLC,	EFP LLC,
a Delaware limited liability company	a Delaware limited liability company

By:	By:
Print Name:	Print Name:
Title:	Title:

FEDERAL COACH, LLC,	RICHARD’S MANUFACTURING
a Delaware limited liability company	COMPANY,
an Oklahoma corporation

By:	By:
Print Name:	Print Name:
Title:	Title:

AGENT AND LENDER:

LASALLE BANK NATIONAL ASSOCIATION,
a national banking association,
as Agent and Lender

By:
Print Name:
Title:

LOAN PARTIES:

LOWY GROUP, INC.	RAIDER INDUSTRIES INC.

By:	By:
Print Name:	Print Name:
Title:	Title:

SWK HOLDINGS, INC.	UNIVERSAL BRIXIUS, INC.

By:	By:
Print Name:	Print Name:
Title:	Title:

MORGAN TRAILER FINANCIAL	MORGAN TRAILER FINANCIAL
CORPORATION	MANAGEMENT, L.P.
By: MORGAN TRAILER MFG. CO.,
Its general partner

By:
Print Name:
Title:
By:
Print Name:
Title:

LOAN PARTIES:

COMMERCIAL BABCOCK INC.	EAGLE SPECIALTY VEHICLES, LLC

By:	By:
Print Name:	Print Name:
Title:	Title:

STATE WIDE ALUMINUM, INC.	TARLTON SUPPLY CO.

By:	By:
Print Name:	Print Name:
Title:	Title:

HANDLEY, L.P.	MACHINE & MANUFACTURING I, INC.
By: MIC GROUP, LLC,
Its general partner
By:
Print Name:
Title:
By:
Print Name:
Title: